KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

North America

Kellogg Company Subsidiaries

•	Argkel, Inc. – Delaware (DORMANT)

•	CC Real Estate Holdings, LLC

•	Kashi Company - California

•	Keebler USA, Inc. – Delaware

•	Kellogg Asia Inc. – Delaware (DORMANT)

•	Kellogg Fearn, Inc. – Michigan (DORMANT)

•	Kellogg Holding, LLC - Delaware

•	Kellogg USA Inc. - Michigan

•	KFSC, Inc. – Barbados

•	K-One Inc. - Delaware (DORMANT)

•	K-Two Inc. - Delaware (DORMANT)

•	McCamly Plaza Hotel Inc. - Delaware

•	The Eggo Company - Delaware

•	Trafford Park Insurance Limited - Bermuda

•	Worthington Foods, Inc. – Ohio

Kashi Company Subsidiaries

•	Bear Naked, Inc. – Delaware

Kellogg USA Inc Subsidiaries

•	Keebler Holding Corp - Georgia

Keebler Holding Corp Subsidiaries

•	Keebler Foods Company - Delaware

Keebler Foods Company Subsidiaries

•	Austin Quality Foods, Inc. – Delaware

•	BDH, Inc.- Delaware (DORMANT)

•	Keebler Company - Delaware

•	Keebler Foreign Sales Corporation – Virgin Islands

•	Shaffer, Clarke & Co., Inc. – Delaware (DORMANT)

Austin Quality Foods, Inc. Subsidiaries:

•	AQFTM, Inc. - Delaware

•	Cary Land Corporation – North Carolina (DORMANT)

Keebler Company Subsidiaries

•	Godfrey Transport, Inc.- Delaware

•	Illinois Baking Corporation – Delaware (DORMANT)

•	Kellogg IT Services Company – Delaware

•	Kellogg North America Company – Delaware

KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

•	Kellogg Sales Company – Delaware

Kellogg Sales Company Subsidiaries

(d/b/a Kellogg’s Snacks d/b/a Kellogg’s Food Away From Home d/b/a Austin Quality Sales Company)

•	Barbara Dee Cookie Company, L.L.C. – Delaware (DORMANT)

•	Famous Amos Chocolate Chip Cookie Company, L.L.C. – Delaware (DORMANT)

•	Gardenburger, LLC – Delaware (DORMANT)

•	Kashi Sales, L.L.C. - Delaware (DORMANT)

•	Little Brownie Bakers, L.L.C. - Delaware (DORMANT)

•	Mother’s Cookie Company, L.L.C.- Delaware (DORMANT)

•	Murray Biscuit Company, L.L.C. - Delaware (DORMANT)

•	President Baking Company, L.L.C.- Delaware (DORMANT)

•	Specialty Foods, L.L.C. - Delaware (DORMANT)

•	Stretch Island Fruit Sales L.L.C. - Delaware (DORMANT)

•	Sunshine Biscuits, L.L.C.- Delaware (DORMANT)

Worthington Foods, Inc.

•	Specialty Foods Investment Company – Delaware (DORMANT)

K-One Inc and K-Two Inc. Subsidiaries

•	SIA Kellogg Latvija – Latvia (owned 50% by K-One, 49% by K-Two and 1% by Kellogg (Deutschland) GmbH) (DORMANT)

•	Kellogg Latvia, Inc. – Delaware (owned 50% by K-One, 49% by K-Two and 1% by Kellogg (Deutschland) GmbH)

KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

Asia-Pacific-China

Kellogg Company Subsidiaries

•	K (China) Limited – Delaware (DORMANT)

•	K India Limited – Delaware

•	Kellogg (Thailand) Limited – Delaware

•	Kellogg (Thailand) Limited - Thailand

•	Kellogg Asia Marketing Inc. - Delaware

•	Kellogg Asia Sdn. Bhd. - Malaysia

•	Kellogg Europe Company Limited – United Kingdom

•	Kellogg India Private Limited - India (<1%-Kellogg Asia Inc.)

Kellogg Asia Marketing Inc. Subsidiaries

•	Kellogg Shanghai Food Co. Ltd – China (name correction)

•	Shangri Trading Co. Ltd. – China

•	Kellogg Hong Kong (RTEC) Holding Private Limited – Hong Kong (formed 5/17/11)

Kellogg Hong Kong Private Limited – Hong Kong

•	Kellogg Hong Kong (Two) Holding Private Limited – Hong Kong

•	Kellogg (Qingdao) Food Co., Ltd.

•	Kellogg (Shandong) Food Co., Ltd.

KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

Canada-Australia-New Zealand

Kellogg Company Subsidiaries

•	Canada Holding LLC – Delaware

•	Kellogg Canada Inc. – Canada (Kellogg Company-28% & Canada Holding LLC-72%)

Kellogg Canada Inc. Subsidiaries

•	Kellogg Australia Holdings Pty Ltd, Pagewood, Australia

•	Keeb Canada, Inc. – Canada

Kellogg Australia Holdings Pty Ltd, Subsidiaries

•	Kellogg (Aust.) Pty. Ltd. - Australia

Kellogg (Aust.) Pty. Ltd. Subsidiaries

•	Day Dawn Pty Ltd. - Australia

•	Kashi Company Pty.Ltd. - Australia

•	Kellogg (N.Z.) Limited - New Zealand

•	Kellogg Superannuation Pty. Ltd. - Sydney, Australia

•	Specialty Cereals Pty Limited

•	The Healthy Snack People Pty Limited - Carmahaven, NSW, Australia

Canada Holding LLC Subsidiaries

•	Kellogg Kayco – Cayman Islands

KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

Europe

Kellogg Company Subsidiaries

•	Gollek B.V. - Netherlands

•	Kellogg Latin America Holding Company (One) Limited – United Kingdom

•	Kellogg International Holding Company – Delaware

•	Kellogg UK Minor Limited – Manchester, England

•	Kellogg Hungary – Hungary (DORMANT)

Kellogg International Holding Company Subsidiaries

•	Kellogg Holding Company Limited – Bermuda

•	Kellogg Italia S.p.A. - Delaware

Kellogg Holding Company Limited Subsidiaries

•	Kellogg Europe Company Limited – Bermuda

Kellogg Latin America Holding Company (One) Limited Subsidiaries

•	Alimentos Kellogg de Panama SRL – Panama Minority interest held by Kellogg Latin America Holding Company (Two) Limited)

•	Alimentos Kellogg, S.A. - Venezuela

•	Kellogg Costa Rica S. de R.L. – Costa Rica

•	Kellogg de Peru, SRL. – Peru Minority interest held by Kellogg Latin America Holding Company (Two)

•	Kellogg Ecuador. Compania Ltda. – Ecuador Minority interest held by Kellogg Latin America Holding Company (Two) Limited)

•	Kellogg Latin America Holding Company (Two) Limited – United Kingdom (name correction)

•	Kellogg Netherlands Holding B.V. – Netherlands

•	Kellogg Hong Kong Private Limited – Hong Kong

•	Nhong Shim Kellogg Co. Ltd. - South Korea (90% Kellogg Latin America Holding Company (One) Limited-4/30/11/10% Korean Partners)

•	Kellogg Hong Kong (Three) Private Limited – Hong Kong

Kellogg Netherlands Holding B.V.

•	Kellogg (Japan) G.K. – Japan (3/15/11 – conversion of KK into GK)

Kellogg Europe Company Limited Subsidiaries

•	Kellogg Lux I S.a.r.l. – Luxemburg

•	Kellogg Lux II S.a.r.l. – Luxemburg

•	KECL, LLC – Delaware

Kellogg Lux I S.a.r.l. Subsidiaries

•	Kellogg Europe Trading Limited – Ireland

•	Kellogg Europe Treasury Services Limited – Ireland

•	Kellogg Irish Holding Company Limited – Ireland

•	Kellogg Lux V S.a.r.l. – Luxemburg

KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

•	Kellogg Lux Services Company S.a.r.l. - Luxemburg

•	Kellogg Malta Limited – Malta

•	Prime Bond Limited – Cyprus

•	Kellogg Europe Emerging Markets Services (KEEM) - Luxemburg

•	UMA Investments s. zo.o – Poland

Prime Bond Limited Subsidiaries

•	Kellogg Europe Services Limited – Ireland

•	Kellogg Lux VI S.a.r.l. – Luxemberg

•	United Bakers LLC – Russian Federation

United Bakers LLC Subsidiaries

•	OJSC United Bakers Pskov – Russian Federation

Kellogg Europe Trading Limited Subsidiaries

•	Kellogg Med Gida Ticaret Limited Sirketi – Turkey (50% ownership)

Kellogg Irish Holding Company Limited Subsidiaries

•	Kellogg Lux III S.a.r.l. – Luxemburg

Kellogg Lux III S.a.r.l. Subsidiaries

•	Kellogg Group S.a.r.l. – Luxemburg

•	Kellogg Europe Finance Ltd – Ireland

Kellogg Group S.a.r.l.

•	Kellogg (Deutschland) GmbH - Germany

•	Kellogg Company of South Africa (Pty) Limited – South Africa

•	Kellogg Group Limited – England and Wales

•	Kellogg U.K. Holding Company Limited - England

•	Kellogg’s Produits Alimentaires, S.A.S. - France

•	Nordisk Kellogg’s ApS - Denmark

•	Portable Foods Manufacturing Company Limited – England

Kellogg (Deutschland) GmbH Subsidiaries

•	Kellogg (Schweiz) GmbH - Switzerland

•	Kellogg (Osterreich) GmbH - Austria

•	Kellogg Services GmbH - Germany

•	Kellogg Manufacturing GmbH & Co. KG - Germany Limited Partnership (Kellogg Services GmbH-limited partner)

•	Gebrueder Nielsen Reismuehlen und Staerke-Fabrik mit Beschraenkter Haftung - Bremen, Germany (DORMANT)

Kellogg U.K. Holding Company Limited Subsidiaries

•	Kellogg Company of Ireland, Limited - Ireland

KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

•	Kellogg Espana, S.L. - Spain

•	Kellogg Management Services (Europe) Limited – England

•	Kellogg Manchester Limited - England

•	Kellogg Marketing and Sales Company (UK) Limited - England

•	Kellogg Supply Services (Europe) Limited – England (DORMANT)

•	Kellogg Company of Great Britain Limited - England

Kellogg’s Produits Alimentaires, S.A.S.

•	Kellogg Belgium Services Company bvba – Belgium

Kellogg Espana, S.L. Subsidiaries

•	Kellogg Manufacturing Espana, S.L. – Spain

Nordisk Kellogg’s ApS Subsidiaries

•	K/S NK Leasing – Denmark (95%) Nordisk Kellogg’s ApS & 5% Kellogg Management Services (Europe) Ltd)

Kellogg Manchester Limited Subsidiaries

•	KELF Limited – England

KELF Limited Subsidiaries

•	Kellogg Talbot LLC - Delaware

Kellogg Company of Great Britain Limited

•	Favorite Food Products Limited - Manchester, England (DORMANT)

•	Kelcone Limited - Aylesbury, England (DORMANT)

•	Kelcorn Limited - Manchester, England (DORMANT)

•	Kelmill Limited - Liverpool, England (DORMANT)

•	Kelpac Limited - Manchester, England (DORMANT)

•	Saragusa Frozen Foods Limited - Manchester, England (DORMANT)

KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

Mexico-Latin America

Kellogg Company Subsidiaries

•	Gollek Inc. - Delaware

•	Kelarg, Inc. – Delaware (DORMANT)

•	Kellogg Argentina S.A. – Argentina (95%-Kellogg Company & 5% -Kelarg, Inc.)

•	Kellogg Brasil, Inc. - Delaware

•	Kellogg Caribbean Inc. - Delaware

•	Kellogg Caribbean Services Company, Inc. - Puerto Rico

•	Kellogg Chile Inc. - Delaware

•	Kellogg Chile Limited – Chile (Kellogg Company-99.02% & .08%-Kellogg Chile, Inc.)

•	Kellogg Company Mexico, S. de R.L. de C.V. – Mexico

•	Kellogg de Centro America, S.A. - Guatemala

•	Kellogg de Colombia, S.A. – Colombia (93.92%-Kel logg Company & .74%. .35%, 4.42%, .57%-Kellogg USA Inc., The Eggo Company, Kellogg Brasil Inc, Gollek Inc.)

•	Kellogg Latin America Holding Company (One) Limited– United Kingdom (Minority interest held by Kellogg Latin America Holding Company (Two) Limited)

Kellogg Company Mexico, S. de R.L. de C.V. Subsidiaries

•	Gollek Interamericas, S. de R.L., de C.V. – Mexico

•	Gollek Services, S.A. a/k/a Gollek Servicios, S.C. – Mexico

•	Kellman, S. de R.L. de C.V. – Mexico (66%-Kellogg Company Mexico, S. de R.L. de C.V.; 33% - Gollek Interamericas, S. de R.L., de C.V.)

•	Kellogg de Mexico, S. de R.L. de C.V. - Mexico

•	Kellogg Servicios, S.C. – Mexico

•	Pronumex, S. de R.L. de C.V. – Mexico

•	Instituto de Nutricion y Salud Kellogg, A.C. - Mexico

Kellogg de Mexico, S. de R.L. de C.V. Subsidiaries

•	Servicios Argkel, S.C. – Mexico)

Alimentos Kellogg, S.A. Subsidiaries

•	Gollek, S.A. – Venezuela (DORMANT)

Gollek, Inc. Subsidiaries

•	Kellogg Brasil Ltda. – Brasil (50%-Gollek, Inc.; 50%-Kellogg Brasil, Inc.)

•	Kellogg El Salvador S. de R.L. de C.V. – El Salvador (99%-Gollek Inc & 1%-Kellogg de Centro America, S.A.)